UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2025

INNOVEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19120 Kenswick Drive, Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 346-398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2025, the Board of Directors (the “Board”) of Innovex International, Inc. (the “Company”) appointed Mr. Will Donnell to serve as a Class II director, effective March 3, 2025, to fill the vacancy arising from the passing of Patrick Connelly. Mr. Donnell will hold the directorship until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

In connection with Mr. Donnell’s appointment, he will receive the standard annual non-employee director compensation for serving on the Board, including an annual fee of $75,000.

On March 4, 2025, the Company entered into an indemnification agreement with Mr. Donnell (the “Indemnification Agreement”). The Indemnification Agreement, among other things, requires the Company to indemnify Mr. Donnell to the fullest extent permitted by Delaware law, including for certain expenses (including attorneys’ fees) actually and reasonably incurred by Mr. Donnell in any action or proceeding, including any action by or in the Company’s right, on account of any services undertaken by Mr. Donnell on behalf of the Company or Mr. Donnell’s status as a member of the Board. The foregoing description of the Indemnification Agreement is qualified in its entirety by the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2024 and incorporated herein by reference.

There is no arrangement or understanding between Mr. Donnell and any other persons pursuant to which he will serve as a director, other than the Stockholder’s Agreement, dated as of September 6, 2024, by and among the Company, Amberjack Capital Partners, L.P. (“Amberjack”), and certain entities affiliated with Amberjack, which is attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2024.

Mr. Donnell is not related to any officer or director of the Company. There is no information that is required to be disclosed with respect to Mr. Donnell pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVEX INTERNATIONAL, INC.

By: /s/ Adam Anderson
Adam Anderson
Chief Executive Officer

Date: March 6, 2025